UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21465

                         CBRE Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)

201 King of Prussia Road, Suite 600

                                 Radnor, PA 19087

(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer

CBRE Clarion Global Real Estate Income Fund

201 King of Prussia Road, Suite 600

                                 Radnor, PA 19087

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-877-711-4272

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders of CBRE Clarion Global Real Estate Income Fund (the “Trust”) is attached herewith.

CBRE CLARION GLOBAL REAL ESTATE

INCOME FUND

Annual Report for the Year Ended December 31, 2015

CBRE Clarion Global Real Estate Income Fund (the “Trust”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Trust during such year plus, if so desired by the Board, all or a portion of the capital gains and returns of capital from portfolio companies received by the Trust during the year.

In furtherance of its policy, the Trust distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. In an effort to maintain the Trust’s monthly distribution at a stable level, the Board recognizes that a portion of the Trust’s distributions may be characterized as a return of capital, particularly in periods when the Trust incurs losses on its portfolio securities. Under such circumstances, the Board will not necessarily reduce the Trust’s distribution, but will closely monitor its sustainability, recognizing that losses may be reversed and that, in subsequent periods, gains on portfolio securities may give rise to the need for a supplemental distribution, which the Trust seeks to minimize. In considering sustainability, the Board may consider realized gains that have been offset, for the purposes of calculating taxable income, by capital loss carryforwards. Thus, the level of the Trust’s distributions will be independent of its performance for a particular period, but the Trust expects its distributions to correlate to its performance over time. In particular, the Trust expects that its distribution rate in relation to its net asset value (“NAV”) will correlate to its total return on NAV over time. The Trust’s total return on NAV is presented in the financial highlights table.

Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of the current distribution or from the terms of the Trust’s managed distribution policy. The Board may amend or terminate the policy without prior notice to shareholders. Shareholders should note that the managed distribution policy is subject to change or termination for a variety of reasons. Through its ownership of portfolio securities, the Trust is subject to risks including, but not limited to, declines in the value of real estate held by portfolio companies, risks related to general and local economic conditions, and portfolio company losses. An economic downturn might have a material adverse effect on the real estate markets and the real estate companies in which the Trust invests, which could result in the Trust failing to achieve its investment objectives and jeopardizing the continuance of the managed distribution policy. Please refer to the Trust’s Prospectus for a fuller description of the risks associated with investing in the Trust.

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND ANNUAL REPORT 2015

Letter to Shareholders	2

Portfolio of Investments	7

Financial Statements	9

Notes to Financial Statements	14

Supplemental Information (unaudited)	21

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus that contains this and other information about the Fund may be obtained by calling 888-711-4272. Please read the prospectus carefully before investing. Investing in closed-end funds involves risk, including possible loss of principal. Past performance does not guarantee future results.

Real Estate investments are subject to changes in economic conditions, credit risk, and interest rate fluctuations. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Because real estate funds concentrate their investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of other funds.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective.

ANNUAL REPORT 2015	1

Letter to Shareholders

T. Ritson Ferguson

Steven D. Burton

Dear Shareholder:

We are pleased to present the 2015 Annual Report for the CBRE Clarion Global Real Estate Income Fund (the “Trust”).

Performance Review

Global real estate stocks, as measured by the S&P Developed Property Index (S&PDPI) (1), outperformed broad equities and bonds in 2015 (2), but finished the year with only a modestly positive total return (0.9%), as positive results in both Europe and the Americas were moderated by negative performance in the Asia Pacific region. Property companies in Continental Europe and the U.K. were the standout performers in 2015, followed by the U.S., while Canada and countries across the Asia-Pacific trailed the overall market. Despite improved fundamentals and solid earnings growth during the year, real estate stock prices did not increase commensurately in 2015, as fears of rising interest rates, geopolitical concerns, and slowing global economic growth collectively weighed on investors’ confidence.

Real estate stocks finished 2015 with healthy returns in the 4th quarter (4.7%), despite headwinds generated by continued weak commodity markets and the first rate increase by the U.S. Federal Reserve Bank in over nine years. For the quarter, property stocks were solidly positive in two of the three major geographic regions, driven by U.S. and Australian REITs. Fortunately, since the Fed had carefully telegraphed its December rate hike, markets responded with little volatility. Despite a relatively flat total return during the calendar year, property companies from a fundamental standpoint continued to benefit from a real estate recovery which remains visible and steady, with improving occupancies, top-line revenue growth and embedded earnings growth. The positive combination of improving fundamentals and investment demand further contributed to a healthy rise in underlying real estate values.

The Trust’s net asset value (NAV) return was -5.6% during 2015, hindered by below average returns on its common stock portfolio and our judgment that common stocks would outperform preferred stocks, which proved incorrect. Preferred stocks were surprisingly good performers last year despite the expected increase in U.S. interest rates, with the MSCI REIT Preferred Index (3) advancing 7.5%. The average gross return on the Trust’s common stock portfolio was -5.3%, behind the broader market. This was mainly attributable to the performance of U.S. and Asian holdings, as well as the Trust’s exposure to Canada (the worst performing country for property stocks in 2015). A number of key U.S. holdings, including positions in the Class B mall, suburban office and lodging sectors, under-performed in an economic environment that fell short of our expectations. Conversely, the Trust benefited from its holdings in both the U.K. and Continental Europe (the two best performing regions in 2015). We continued to limit exposure within the Asia-Pacific region, including Hong Kong and Singapore, which proved advantageous in 2015 as these geographies were volatile. The Trust’s modest use of leverage had little impact on its performance in 2015.

(1)	The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 22 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.

(2)	Measured, respectively by the MSCI The World Index, which was down -0.3% and the Barclays Global Aggregate Index, which was down -3.2%.

(3)	The MSCI REIT Preferred Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

2	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

The Trust made total distributions of $0.57 per share in 2015. The Directors increased the distribution from $0.045 to $0.05 per share (an 11% increase) in July. The current annualized distribution rate of $0.60 per share represents a 7.9% distribution rate on the $7.64 share price and a 6.6% distribution rate on the $9.04 NAV as of December 31 (4). The Board cited a number reasons for increasing the distribution, including: (1) NAV growth in excess of the Trust’s distribution rate over the past few years, (2) tangible gains in the value of the Trust’s portfolio, including significant realized capital gains, and (3) earnings and income growth expected from the investment portfolio. The Board will continue to review the level and sustainability of the Trust’s distribution in light of current market conditions.

Portfolio Review

The Trust’s investments remain well-diversified by property type and geography as shown in the charts below. At December 31st, the Trust’s portfolio was approximately 53% invested in common stock within the Americas region, 20% in Europe, 19% in Asia-Pacific, with 8% invested in preferred stock of U.S. real estate companies. During the year, capital was rotated from the Asia-Pacific region to Europe and the U.S., where growth prospects were increasingly visible and as economic headwinds picked up in China. Positions in Hong Kong and Singapore were trimmed with the proceeds invested in Continental Europe and the U.S., mainly in the office and retail sectors. Investments in Canada were trimmed as a result of weak energy markets and its indirect impact on the demand for commercial real estate, as Canada entered a technical recession during the year. By property type, we continue to favor retail properties, including top-quality malls and shopping centers, where cash flow growth continues to benefit from gradual economic recovery, as well as sectors which offer an attractive combination of current yield and growth, including U.S. health care REITs and office REITs in U.S. coastal markets. A number of the Trust’s investments in the Asia-Pacific region are categorized as “diversified” as companies in this region tend to own a mix of office, retail and residential properties. The Trust also has meaningful positions in the industrial and apartment sectors, which stand to benefit from the gradual improvement in economic activity, particularly in the U.S.

Geographic Diversification	Sector Diversification

Source CBRE Clarion Securities as of 12/31/2015. Geographic and Sector diversification are unaudited. Percentages presented are based on managed trust assets, which include borrowings. The percentages in the pie charts will differ from those on the Portfolio of Investments because the figures on the Portfolio of Investments are calculated using net assets of the Trust.

Modification of Investment Policies

We are making two modifications of the Trust’s investment policies effective March 1, 2016. Neither of these changes represents a significant shift in the way we manage the Trust’s portfolio, but each provides increased flexibility in support of our efforts to deliver strong performance and income returns to shareholders. First, the Trust is revising a policy related to the use of the term ‘global’ in its name. Since 2007, we have sought to fulfill the Trust’s global investment mandate by investing at least 40% of its assets in countries other than the United States. However, given that real estate preferred stocks are issued almost exclusively by U.S. companies and, further, that U.S. companies now comprise nearly half of the market for global real estate common stocks, we believe that the Trust would benefit from the flexibility to invest a greater proportion of its assets in U.S. securities. As such, the Trust’s revised policy will reduce the percentage of its assets required to be invested outside the U.S. As amended, the Trust’s policy now requires at least 30% of its assets to be invested in securities of companies economically tied to countries other than the U.S. and, further, requires the Trust’s assets to be invested in companies economically tied to a minimum of seven countries, including the U.S. While the amended policy allows us to invest a greater proportion of the Trust’s assets in U.S. companies, the Trust remains committed to a global investment strategy. In addition, the Trust has adopted an investment policy that will increase, from 5% to 20%, the extent to

(4)	The Fund is currently paying distributions in excess of its net investment income, which may result in a return of capital. Absent this, the distribution rate would have been lower. The estimated composition of each distribution, including any return of capital, will be provided to shareholders of record and is also available at www.cbreclarion.com.

ANNUAL REPORT 2015	3

which the Trust is permitted to write ‘covered call’ options (5) on its underlying assets. In a typical covered call transaction, the Trust would give an option-holder the right to purchase a particular security held by the Trust at a set price above the current market price. In exchange, the Trust would receive income in the form of an option premium. We believe that, under some market conditions, writing covered call options may be useful and relatively conservative strategy to potentially increase the Trust’s income while reducing the volatility of its portfolio and therefore risk. For instance, in periods of increased market weakness and volatility, writing call options on selected positions might enable us to maintain the income potential of the Trust’s portfolio while reducing its leverage. We do not anticipate that the Trust will regularly maintain call option positions covering 20% of its assets, but the new policy allows us sufficient flexibility to employ the strategy when we believe doing so is appropriate.

Market Commentary

Global real estate stock returns outperformed equities and bonds in most markets in 2015 but were flat overall for the year. Despite improved fundamentals and solid earnings growth, real estate stock prices did not increase commensurately as fears of rising interest rates, geopolitical concerns, and slowing global economic growth weighed on investors’ confidence.

Real estate stocks closed the year with positive returns in the 4Q. Despite headwinds during the quarter generated by continued weak commodity markets and the first rate increase by the U.S. Federal Reserve Bank in over nine years, property stocks were flat to positive last quarter in two of the three major geographic regions, driven by U.S. and Australian REITs. Despite the “sideways” total return for the year, property companies from a fundamental standpoint benefited from a real estate recovery which remains visible and steady, with improving occupancies, top-line revenue growth and embedded earnings growth.

Global Real Estate Performance by Country as of December 31, 2015

Region/Country	Dec-15	4Q15	2015
World	1.2%	4.7%	0.9%
North America	1.4	6.5	1.6
Canada	-7.4	-5.6	-19.3
United States	1.7	6.9	2.4
Europe	-0.5	0.3	6.9
Cont. Europe	1.8	2.9	7.2
United Kingdom	-4.5	-4.1	5.8
Asia-Pacific	1.8	4.2	-3.2
Australia	4.8	10.4	0.1
Hong Kong	0.0	0.9	-6.1
Japan	1.4	3.0	-1.3
Singapore	2.1	5.0	-11.9

Source:    S&P Developed Property Index in USD as of 12/31/2015.

Please	note that not all countries are displayed. Past performance is no guarantee of future results.

Earnings growth in 2015 was a solid 6-7%, meeting and often exceeding expectations. Earnings growth of real estate companies came in as expected and in many cases estimates were revised up last year. A “bottom-up” view of the world through the lens of property company earnings indicates that the real estate business is healthy and improving. Real estate earnings are durable as a result of the contractual nature of the leases which underpin the cash flows. Earnings were revised up during the year in the U.S. apartment, mall and self-storage sectors, London office and Tokyo office markets. U.S. apartment demand has been particularly strong in coastal markets, including the technology-driven Bay Area, where rental increases exceeded 10% year-over-year. Trends were weaker than expected in a number of the Asian markets including Hong Kong retail and Singapore office, both of which are suffering from headwinds of a decelerating China. Dividends in 2015 grew at a fast clip, keeping pace with the growth in earnings in the 7% range. Among U.S. REITs alone, 94 companies raised dividends during the year with an average growth rate of nearly 11%. No U.S. REITs cut regular dividends last year, which is a first in modern REIT history.

Real estate values grew for the year even though stock prices did not. Between earnings growth and cap rate compression, during 2015, the equity value of real estate owned by listed property companies grew by an estimated 8%. The positive combination of improving fundamentals and investment demand contributed to a rise in real estate values for the year. Listed property companies’

(5)	A covered call option involves holding a long position in a particular asset, in this case common equities, and writing a call option on that same asset with the goal of realizing additional income from the option premium.

4	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

net asset values (our internally-generated estimate of the value their property holdings if sold in the private market) grew in all major markets.

Merger and acquisition (M&A) activity increased, as real estate in the listed market was cheap relative to the private markets. Fueled by the wide spread between in-place cash flows and cost of capital, transaction activity accelerated during 2015, totaling nearly $44 billion, far exceeding the level of transactions in 2014 and 2013. Unlike past years, the overwhelming majority of the transactions in 2015 were acquisitions of listed REITs by private equity buyers.

The M&A trend is a positive for the sector since it acts as a catalyst for the realization of real estate values. We expect the strong demand for listed real estate to persist in 2016 despite moderately higher interest rates given continued improving fundamentals and access to attractively priced capital. Listed real estate investors should benefit as the valuation gap ultimately closes.

2016 Outlook

Global property markets offer prospects for solid total returns for property companies in 2016. We conservatively expect returns in the high single digit range for property stocks in the year ahead. Global economic growth remains gradual in the 3% range and is increasingly divergent, but offers opportunity for investors in property companies. The combination of moderate yet steady economic growth and historically low long-term interest rates bodes well for real estate and real estate securities. We believe the economic and real estate cycle remains in a recovery stage that has further to run. The slower pace of economic recovery, subdued development starts, a low inflation/low interest rate environment, and a wide spread between initial yields on real estate and high quality bonds should generate continued investor demand for real estate. Rates of economic growth will be increasingly divergent around the globe and will be reflected in central bank monetary policy. The U.S. Federal Reserve Bank is entering a tightening phase compared to other geographies, which will maintain accommodative monetary policy, including the European Central Bank, the Bank of Japan and the Bank of China. We think that listed property company earnings will generally remain solid, with improving occupancies, higher rents, and active transactions markets. We believe any meaningful volatility creates an opportunity to buy high quality real estate companies with visible earnings at discounted prices.

Listed real estate values are cheap versus the private markets. We estimate that listed property companies globally trade at valuations which are at an 8% discount to our estimates of the private market value of the real estate they own. Real estate is “on sale” in the listed markets. U.S. “core” sectors – office, retail and industrial are particularly cheap given their quality at an estimated 10% discount to NAV.

NAV Relationship by Geography

Information is the opinion of CBRE Clarion as of 12/31/2015, is subject to change and is not intended to be a forecast of future events, or a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance.

(1)	Japan Real Estate Investment Trusts (“J-REITs”)

(2)	Japan Real Estate Operating Companies (“J-REOCs”)

ANNUAL REPORT 2015	5

Long-term rates will remain low even as some central banks raise short-term rates. The spread between cap rates and 10-year sovereign bond yields remains at historically wide levels, which suggests that there is plenty of “cushion” as bond yields increase, especially considering that we are still early to mid-way in the rental rate recovery cycle in many real estate markets globally. Moreover, we don’t believe that U.S. short-term rates are the key data point to watch as the Federal Reserve Bank enters a tightening phase. Rather, we think the focus should be on long-term rates around the globe, whose increase we expect to be muted given continued sluggish global economic growth, generally accommodative central bank policy, a decelerating China and low rates on a relative basis in Europe and Japan.

Low levels of new construction globally also suggest that owners of existing properties should continue to enjoy improved pricing power. With visible earnings growth in the 6-7% range for this year and next, dividends growing at about the same pace as earnings, listed property companies trading at a discount to private market values and M&A activity heating up, listed real estate is not overvalued and continues to offer investors an attractive investment option anchored by current income via the dividend.

We appreciate your continued faith and confidence.

Sincerely,

CBRE CLARION SECURITIES, LLC

T. Ritson Ferguson, CFA President & CEO Co-Portfolio Manager	Steven D. Burton, CFA Co-Portfolio Manager

The views expressed represent the opinion of CBRE Clarion Securities which are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only. It does not constitute investment advice and is not intended as an endorsement of any specific investment. Stated information is derived from proprietary and non-proprietary sources which have not been independently verified for accuracy or completeness. While CBRE Clarion Securities believes the information to be accurate and reliable, we do not claim or have responsibility for its completeness, accuracy, or reliability. Statements of future expectations, estimate, projections, and other forward-looking statements are based on available information and management’s view as of the time of these statements. Accordingly, such statements are inherently speculative as they are based on assumptions which may involve known and unknown risks and uncertainties. The securities discussed herein should not be perceived as a recommendation to purchase or sell any particular security. It should not be assumed that investments in any of the securities discussed were or will be profitable. Actual results, performance or events may differ materially from those expressed or implied in such statements. Investing in real estate securities involves risks including the potential loss of principal. Real estate equities are subject to risks similar to those associated with the direct ownership of real estate. Portfolios concentrated in real estate securities may experience price volatility and other risks associated with non-diversification. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Past performance is no guarantee of future results.

6	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Portfolio of Investments

December 31, 2015

Shares		Market Value ($)
	Real Estate Securities* – 117.3%
	Common Stock – 107.4%
	Australia – 9.5%
19,625,209	Mirvac Group	$28,271,075
11,628,821	Scentre Group	35,449,698
2,622,132	Stockland	7,821,702
14,076,551	Vicinity Centres	28,675,905
		100,218,380

	Canada – 5.3%
1,943,100	H&R Real Estate Investment Trust	28,046,328
520,900	RioCan Real Estate Investment Trust	8,883,537
878,500	Smart Real Estate Investment Trust	19,092,877
		56,022,742

	France – 9.2%
67,789	Altarea	13,549,611
1,103,975	Klepierre	49,157,178
135,673	Unibail-Rodamco SE	34,546,243
		97,253,032

	Germany – 0.8%
104,811	LEG Immobilien AG (a)	8,596,142
	Hong Kong – 2.8%
2,017,000	Link REIT	12,075,740
6,079,000	New World Development Co., Ltd.	6,008,289
979,000	Sun Hung Kai Properties, Ltd.	11,823,565
		29,907,594

	Japan – 8.1%
18,485	Japan Retail Fund Investment Corp.	35,680,760
678	Kenedix Office Investment Corp.	3,184,422
1,034,800	Mitsui Fudosan Co., Ltd.	26,288,281
711,400	Sumitomo Realty & Development Co., Ltd.	20,550,438
		85,703,901

	Mexico – 0.9%
6,043,300	Prologis Property Mexico SA de CV (a)	9,139,577
	Netherlands – 4.3%
746,496	Eurocommercial Properties NV	32,270,506
277,161	Vastned Retail NV	12,750,738
		45,021,244

Shares		Market Value ($)
	Singapore – 1.9%
20,892,000	CapitaLand Commercial Trust	$19,881,014
	United Kingdom – 8.7%
4,737,789	British Land Co. Plc	54,886,601
1,263,400	Hammerson Plc	11,172,753
3,964,910	SEGRO Plc	25,093,627
		91,152,981

	United States – 55.9%
243,800	Boston Properties, Inc.	31,094,252
1,825,853	Brandywine Realty Trust	24,941,152
651,300	DCT Industrial Trust, Inc.	24,339,081
409,000	Digital Realty Trust, Inc.	30,928,580
415,300	Douglas Emmett, Inc.	12,949,054
668,000	Equity Residential	54,502,120
58,500	Essex Property Trust, Inc.	14,005,485
1,068,069	General Growth Properties, Inc.	29,062,158
649,900	Healthcare Realty Trust, Inc.	18,405,168
558,306	Highwoods Properties, Inc.	24,342,142
972,700	Host Hotels & Resorts, Inc.	14,921,218
945,900	Kimco Realty Corp.	25,028,514
381,400	LaSalle Hotel Properties	9,596,024
1,556,000	Liberty Property Trust	48,313,800
697,000	Prologis, Inc.	29,915,240
244,476	Simon Property Group, Inc.	47,535,913
262,600	SL Green Realty Corp.	29,668,548
1,913,687	Spirit Realty Capital, Inc.	19,175,144
826,300	UDR, Inc.	31,044,091
3,765,300	VEREIT, Inc.	29,821,176
409,015	Welltower, Inc.	27,825,290
1,101,900	WP GLIMCHER, Inc.	11,691,159
		589,105,309
	Total Common Stock
	(cost $1,163,635,123)	1,132,001,916

See notes to financial statements.

ANNUAL REPORT 2015	7

Portfolio of Investments concluded

Shares		Market Value ($)
	Preferred Stock – 9.9%
	United States – 9.9%
100,000	CBL & Associates Properties, Inc., Series D	$2,529,000
320,000	Digital Realty Trust, Inc., Series E	8,265,600
1,050,000	EPR Properties, Series F	26,575,500
481,300	General Growth Properties, Inc., Series A	11,936,240
150,000	iStar, Inc., Series F	3,465,000
765,000	iStar, Inc., Series I	17,541,450
400,000	LaSalle Hotel Properties, Series I	10,188,000
268,000	Pebblebrook Hotel Trust, Series A	6,732,160
272,000	Pennsylvania Real Estate Investment Trust, Series B	6,961,840
120,000	Taubman Centers, Inc., Series K	3,060,000
280,000	Urstadt Biddle Properties, Inc., Series F	7,343,000
	Total Preferred Stock (cost $91,976,119)	104,597,790
	Total Investments – 117.3% (cost $1,255,611,242)	1,236,599,706
	Liabilities in Excess of Other Assets – (17.3)%	(182,736,862)

	Net Assets – 100.0%	$1,053,862,844
*	Include U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. Countries.

(a)	Non-income producing security.

The following forward foreign currency contracts were outstanding at December 31, 2015:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	1/5/2016	EUR	88,199,000	USD	96,091,929	$278,912
The Bank of New York Mellon	1/5/2016	USD	95,779,704	EUR	88,199,000	33,312
The Bank of New York Mellon	2/2/2016	EUR	92,661,000	USD	100,690,539	(41,471)
						$270,753

See notes to financial statements.

8	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments, at value (cost $1,255,611,242)	$1,236,599,706
Cash and cash equivalents (including foreign currency of $133,762 with a cost of $133,762)	133,774
Receivable for investment securities sold	10,245,771
Unrealized appreciation on forward foreign currency contracts	312,224
Unrealized appreciation on spot contracts	7,852
Dividends and interest receivable	7,788,178
Dividend withholding reclaims receivable	776,363
Other assets	95,229
Total Assets	1,255,959,097

Liabilities
Line of credit payable	174,414,970
Payable for investment securities purchased	26,197,547
Unrealized depreciation on forward foreign currency contracts	41,471
Unrealized depreciation on spot contracts	19,244
Management fees payable	863,839
Accrued expenses	559,182
Total Liabilities	202,096,253

Net Assets	$1,053,862,844

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590
Additional paid-in capital	1,243,716,399
Distributions in excess of net investment income	(17,218,335)
Accumulated net realized loss on investments and foreign currency transactions	(153,887,554)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(18,864,256)

Net Assets	$1,053,862,844

Net Asset Value (based on 116,590,494 shares outstanding)	$9.04

See notes to financial statements.

ANNUAL REPORT 2015	9

Statement of Operations

For the Year Ended December 31, 2015
Investment Income
Dividends (net of foreign withholding taxes of $2,778,806)	$44,900,376
Interest	22
Total Investment Income	44,900,398

Expenses
Management fees	10,472,202
Interest expense on line of credit	928,297
Printing and mailing fees	653,372
Administration fees	256,405
Transfer agent fees	192,637
Custodian fees	189,403
Trustees’ fees and expenses	164,267
Insurance fees	155,847
Legal fees	133,510
NYSE listing fees	116,590
Audit and tax fees	88,338
Miscellaneous expenses	31,868
Total Expenses	13,382,736

Net Investment Income	31,517,662

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	201,003,358
Foreign currency transactions	(605,318)
Total Net Realized Gain	200,398,040
Net change in unrealized appreciation (depreciation) on:
Investments	(298,089,561)
Foreign currency denominated assets and liabilities	1,781,286
Total Net Change in Unrealized Appreciation (Depreciation)	(296,308,275)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(95,910,235)

Net Decrease in Net Assets Resulting from Operations	$(64,392,573)

See notes to financial statements.

10	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change in Net Assets Resulting from Operations

Net investment income	$31,517,662	$34,708,690

Net realized gain on investments and foreign currency transactions	200,398,040	38,286,875

Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	(296,308,275)	121,140,178

Net increase (decrease) in net assets resulting from operations	(64,392,573)	194,135,743

Dividends and Distributions on Common Shares

Distribution of net investment income	(66,456,582)	(46,220,728)

Distribution of return of capital	—	(16,738,139)

Total dividends and distributions on Common Shares	(66,456,582)	(62,958,867)

Net Increase (Decrease) in Net Assets	(130,849,155)	131,176,876

Net Assets

Beginning of year	1,184,711,999	1,053,535,123

End of year (net of distributions in excess of net investment income of $(17,218,335) and $(47,462,964), respectively)	$1,053,862,844	$1,184,711,999

See notes to financial statements.

ANNUAL REPORT 2015	11

Statement of Cash Flows

For the Year Ended December 31, 2015

Cash Flows from Operating Activities:

Net decrease in net assets resulting from operations	$(64,392,573)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Net change in unrealized appreciation/depreciation on investments	298,089,561

Net realized gain on investments	(201,003,358)

Cost of securities purchased	(1,004,623,576)

Proceeds from sale of securities	947,936,197

Decrease in receivable for investment securities sold	85,359,119

Increase in dividends and interest receivable	(843,427)

Increase in dividend withholding reclaims receivable	(270,296)

Increase in unrealized appreciation on forward foreign currency contracts	(312,224)

Decrease in unrealized appreciation on spot contracts	4,457

Decrease in other assets	22,247

Decrease in payable for investment securities purchased	(42,129,368)

Increase in unrealized depreciation on forward foreign currency contracts	41,471

Decrease in unrealized depreciation on spots contracts	(40,087)

Decrease in management fee payable	(74,065)

Decrease in due to custodian	(776,150)

Increase in accrued expenses	180,977

Net Cash Provided by Operating Activities	17,168,905

Cash Flows From Financing Activities:

Cash distributions paid on common shares	(66,456,582)

Proceeds from borrowing on line of credit	446,916,100

Payments on line of credit borrowings	(398,424,130)

Net Cash Used in Financing Activities	(17,964,612)

Net decrease in cash	(795,707)

Cash and Cash Equivalents at Beginning of Year	929,481

Cash and Cash Equivalents at End of Year	$133,774

Supplemental disclosure

Interest paid on line of credit borrowings	$885,821

See notes to financial statements.

12	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Financial Highlights

Per share operating performance for a share outstanding throughout the year	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

Net asset value, beginning of year	$10.16	$9.04	$9.48		$8.14	$8.58

Income from investment operations
Net investment income (1)	0.27	0.30	0.33		0.33	0.34
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.82)	1.36	(0.23)		1.59	(0.24)
Total from investment operations	(0.55)	1.66	0.10		1.92	0.10
Dividends and distributions on Common Shares
Net investment income	(0.57)	(0.40)	(0.39)		(0.58)	(0.33)
Return of capital	—	(0.14)	(0.15)		—	(0.21)
Total dividends and distributions to Common Shareholders	(0.57)	(0.54)	(0.54)		(0.58)	(0.54)
Net asset value, end of year	$9.04	$10.16	$9.04		$9.48	$8.14
Market value, end of year	$7.64	$8.99	$7.92		$8.86	$6.84
Total investment return (2)
Net asset value	(5.57)%	18.73%	0.91%		24.15%	0.94%
Market value	(8.89)%	20.74%	(4.93)%		38.77%	(5.38)%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of year (thousands)	$1,053,863	$1,184,712	$1,053,535		$1,104,997	$949,576
Ratios to average net assets applicable to Common Shares of: Net expenses, after fee waiver	1.19%	1.14%	1.06	%(3)	0.99%	1.03%
Net expenses, before fee waiver	1.19%	1.14%	1.07	%(3)	1.05%	1.14%
Net expenses, after the fee waiver excluding interest on line of credit	1.10%	1.08%	1.04	%(3)	0.98%	0.97%
Net expenses, before the fee waiver excluding interest on line of credit	1.10%	1.08%	1.04	%(3)	1.04%	1.09%
Net investment income	2.79%	3.05%	3.43%		3.68%	3.98%
Portfolio turnover rate	76.54%	21.27%	11.38%		14.42%	1.53%

(1)	Based on average shares outstanding.

(2)	Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's Dividend Reinvestment Plan. Net Asset Value ("NAV") total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(3)	Effective February 28, 2013, the investment management fee waiver agreement expired.

See notes to financial statements.

ANNUAL REPORT 2015	13

Notes to Financial Statements

1.	Fund Organization

CBRE Clarion Global Real Estate Income Fund (the “Trust”) is a diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. CBRE Clarion Securities LLC (the “Advisor”) is the Trust’s investment advisor. The Advisor is a majority-owned subsidiary of CBRE Group, Inc. and is partially owned by its senior management team. The Trust commenced operations on February 18, 2004.

2.	Significant Accounting Policies

The following accounting policies are in accordance with U.S. general accepted accounting principles (“GAAP”) and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash and/or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable

14	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of December 31, 2015 in valuing the Trust’s investments carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Real Estate Securities
Common Stocks

Australia	$100,218,380	$—	$—	$100,218,380

Canada	56,022,742	—	—	56,022,742

France	97,253,032	—	—	97,253,032

Germany	8,596,142	—	—	8,596,142

Hong Kong	29,907,594	—	—	29,907,594

Japan	85,703,901	—	—	85,703,901

Mexico	9,139,577	—	—	9,139,577

Netherlands	45,021,244	—	—	45,021,244

Singapore	19,881,014	—	—	19,881,014

United Kingdom	91,152,981	—	—	91,152,981

United States	589,105,309	—	—	589,105,309

Total Common Stocks	1,132,001,916	—	—	1,132,001,916
Preferred Stocks

United States	90,292,950	14,304,840	—	104,597,790

Total Investments in Real Estate Securities	$1,222,294,866	$14,304,840	$—	$1,236,599,706
Other Financial Instruments

Forward foreign currency contracts	$—	$312,224	$—	$312,224

Total Assets	$1,222,294,866	$14,617,064	$—	$1,236,911,930

Liabilities
Other Financial Instruments

Forward foreign currency contracts	$—	$(41,471)	$—	$(41,471)

Total Liabilities	$—	$(41,471)	$—	$(41,471)

The primary third party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two-sided market, and other relevant market data.

The Trust’s policy is to recognize transfers in and transfers out at the fair value as of the beginning of the period. The portfolio may hold securities which are periodically fair valued in accordance with the Trust’s fair value procedures. This may result in movements between Levels 1, 2, and 3 throughout the period. The fair value of Level 2 and Level 1 investments at December 31, 2014 was $25,421,505 and $1,251,577,025, respectively. $14,243,200 was transferred out of Level 1 into Level 2 during the year ended December 31, 2015 due to the unavailability of significant observable pricing inputs. $25,421,505 was transferred out of Level 2 into Level 1 during the year ended December 31, 2015 due to the availability of significant observable pricing inputs. Pursuant to the Trust’s fair value procedures noted previously, equity securities (including exchange traded securities and open-end regulated investment companies) and exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

For the year ended December 31, 2015, there have been no significant changes to the Trust’s fair valuation methodology.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal

ANNUAL REPORT 2015	15

Notes to Financial Statements continued

period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain Trust purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract.

Options – The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Trust’s portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. As of December 31, 2015, the Trust did not hold any option contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a

16	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Trust acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of the Board, adopted a managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Trust can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board views their approval of this policy as a potential means of further supporting the market price of the Trust through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly distribution rate is $0.05 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3.	Derivative Instruments

The following table presents the fair value of derivatives held at December 31, 2015 and the location on the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset derivatives
Forward foreign currency contracts	Unrealized appreciation on forward foreign currency contracts	$312,224
Liability derivatives
Forward foreign currency contracts	Unrealized depreciation on forward foreign currency contracts	(41,471)

The effect of derivative instruments on the Trust’s Statement of Operations for the year ended December 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Realized gain (loss) (1)	Change in unrealized appreciation (depreciation) (1)
Forward foreign currency contracts	$ —	$270,753

(1)	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

For the year ended December 31, 2015, the average month-end fair value of derivatives represented less than 0.01% of average month-end net assets. The average month-end number of open derivative contracts for the year was 3.

4.	Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

5.	Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average daily value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor agreed to waive a portion of its management fee in the amount of 0.25% of the average daily values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the year ended December 31, 2015, the Trust incurred management fees of $10,472,202. There were no fees waived during the year ended December 31, 2015.

The Trust has multiple service agreements with the Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, and certain administrative services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash.

Computershare is the Trust’s transfer agent and as such is responsible for performing transfer agency services for the Trust.

ANNUAL REPORT 2015	17

Notes to Financial Statements continued

6. Portfolio Securities

For the year ended December 31, 2015, there were purchases and sales transactions (excluding short-term securities) of $1,006,186,051 and $939,412,750, respectively.

7.	Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2015, the Trust did not incur any income tax, interest, or penalties. As of December 31, 2015, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. Tax years ended December 31, 2012, through December 31, 2015, remain subject to examination by the Internal Revenues Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2015, the adjustments were to decrease additional paid-in capital by $53,737,245, decrease accumulated net realized loss on investments by $11,446,304, and increase distributions in excess of net investment income by $65,183,549 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2015, the Trust had capital loss carryforwards which will reduce the Trust’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income tax. Pursuant to the code, such capital loss carryforwards, if unused, will expire, $119,632,422 and $26,711,743 in 2017 and 2018, respectively.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Trust does not have capital losses with no expiration.

The final determination of the source of the 2015 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in February 2016 on the Form 1099-DIV.

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Trust’s following taxable year. The Trust incurred and will defer qualified late ordinary year losses of $2,140,982 during 2015. The Trust incurred and will defer Post-October capital losses of $7,013,874 during 2015.

For the year ended December 31, 2015, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $66,456,582 of ordinary income. For the year ended December 31, 2014, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $46,220,728 of ordinary income and $16,738,139 of return of capital, respectively.

18	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

Information on the tax components of net assets as of December 31, 2015 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation on Investments	Net Tax Unrealized Depreciation on Foreign Currency	Qualified Late Year Ordinary Losses	Undistributed Long-Term Capital Gains/ (Accumulated Capital Loss)
$1,270,947,357	$50,573,566	$(84,921,217)	$(34,347,651)	$(123,473)	$(2,140,982)	$(153,358,039)

8.	Borrowings

The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At December 31, 2015, there were borrowings in the amount of $174,414,970 on the Trust’s line of credit.

The average daily amount of borrowings during the year ended December 31, 2015 was $102,702,960 with an average interest rate of 0.88%. The maximum amount outstanding for the year ended December 31, 2015, was $183,964,770. The Trust had borrowings under the line of credit for 365 days during 2015.

9.	Capital

During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s Dividend Reinvestment Plan (“DRIP”), the Trust issued no common shares for the year ended December 31, 2015 and the year ended 2014, respectively. At December 31, 2015, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned 12,741 shares of the common shares outstanding as of December 31, 2015.

At December 31, 2015, the Trust had no shares of auction rate preferred securities outstanding.

10.	Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

11.	Subsequent Events

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. Since December 31, 2015, the Trust paid a dividend on January 29, 2016 of $0.05 per share for the month of January 2016. No other notable events have occurred between year-end and the issuance of these financial statements.

ANNUAL REPORT 2015	19

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

CBRE Clarion Global Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the CBRE Clarion Global Real Estate Income Fund (the “Trust”), as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years presented through December 31, 2013 were audited by other auditors, whose report thereon dated February 25, 2014, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trust as of December 31, 2015, and the results of its operations and cash flows for the year then ended and its changes in net assets and the financial highlights for each of the years in the two year period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, PA

February 24, 2016

20	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited)

Change to Investment Guideline

CBRE Clarion is changing a guideline it employs to define the term “global” in its name. Since 2007, CBRE Clarion has sought to fulfill the “global” mandate suggested in the Fund’s name by investing at least 40% of the Fund’s assets in countries other than the United States. Over the past few years, however, U.S. securities have comprised an increasing share of the global universe of real estate securities, and CBRE Clarion now believes that the Fund would benefit from increased flexibility to invest in a greater proportion of its assets in U.S. securities. As such, effective March 1, 2016, CBRE Clarion will seek to reflect the Fund’s “global” mandate by investing at least 30% of the Fund’s assets in securities of issuers economically tied to countries other than the U.S. and, further, by investing in securities of companies economically tied to at least 7 countries including the U.S.

Federal Income Tax Information

Qualified dividend income of as much as $12,570,364 was received by the Trust through December 31, 2015. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, 1.75% of ordinary income distributions for the year ended December 31, 2015 qualified for the corporate dividends-received deduction.

In February 2016, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Corporate Governance

The Fund submitted its Annual CEO certification for 2015 to the New York Stock Exchange (“NYSE”) on October 28, 2015 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s website at www.sec.gov.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on October 7, 2015.

With regard to the election of the following Trustee of the Fund:

	Number of Shares In Favor	Number of Shares Withheld
Asuka Nakahara	101,246,924,880	1,592,019,683

The other Trustees of the Fund whose terms did not expire in 2015 are T. Ritson Ferguson, Frederick S. Hammer, Richard L. Sutton, and John R. Bartholdson.

ANNUAL REPORT 2015	21

Supplemental Information (unaudited) continued

Trustees

The Trustees of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address and Age	Term of Office and Length of Time Served (1)	Title	Principal Occupations During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Trustees:
T. Ritson Ferguson* 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 56	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities LLC; Chief Investment Officer of CBRE Global Investors (since August 2015)	1
Asuka Nakahara** 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 59	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009).	1
Frederick S. Hammer 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 79	3 years/ since inception	Trustee	Co-Chairman of IA Capital Group (since 1994) and a member of its investment committee.	1	Serves on the Boards of JetPay Corporation (since 2011); IA Capital Group (2007 - 2011); and Homeowners Insurance Corp. (since 2006)
Richard L. Sutton 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 80	3 years/ since inception	Trustee	Partner, Morris, Nichols, Arsht & Tunnel (1966 - 2000).	1	Board of Directors of Schroder Global Real Estate Securities Limited (F/K/A Investors in Global Real Estate Ltd.) (since 2006).
John Bartholdson 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 71	3 years/ 10 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993 - 2007).	1	Trustee of Berwyn Cornerstone Fund, Berwyn Income Fund, and Berwyn Fund (since 2013). Board of Old Mutual Advisor Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (2004 - 2012), and Old Mutual Funds III (2008 - 2009).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2016 annual meeting of shareholders.; Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2017 annual meeting of shareholders; Mr. Nakahara, as Class II Trustee, is expected to stand for re-election at the Trust’s 2018 annual meeting of shareholders.

*	Mr. Ferguson is deemed to be an interested person of the Trust as defined in the Investment Company Act of 1940 (the “1940 ACT”), as amended, due to his position with the Advisor.

**	Mr. Nakahara owned 5,000 shares of CB Richard Ellis Group, Inc. (“CB Richard Ellis”), of which the advisor is an indirect majority-owned subsidiary, as of July 1, 2011, the date CB Richard Ellis acquired the advisor, and through September 2, 2011, technically making him an interested person of the Trust (as defined in the 1940 Act) during that period. Mr. Nakahara purchased the shares several years ago. Mr. Nakahara no longer owns those shares and is an independent Trustee of the Trust.

22	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) continued

Officers

The Officers of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age and Position(s) Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Jonathan A. Blome 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 38 Chief Financial Officer	since 2006	Chief Financial Officer and Director of Operations of CBRE Clarion Securities LLC (since 2011); Director and Head of Operations of CBRE Clarion Securities LLC (since 2010); Senior Vice President of CBRE Clarion Securities LLC (2005 - 2010).
William E. Zitelli 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 47 Chief Compliance Officer and Secretary	since 2007	General Counsel of CBRE Clarion Securities LLC (since 2007), Chief Compliance Officer of CBRE Clarion Securities LLC (2007 - 2010).

ANNUAL REPORT 2015	23

Supplemental Information (unaudited) continued

Board Considerations in Approving the Advisory Agreement

At a meeting of the Board held on December 2, 2015, the Board approved the continuation of the investment management agreement (the “Advisory Agreement”) between the Advisor and the Trust through December 31, 2016. Overall, the Board concluded that continuation of the Advisory Agreement was in the best interests of the Trust and consistent with the expectations of its shareholders. In determining to approve the continuation of the Advisory Agreement, the Board took into account a number of factors, in each case in the context of the specific facts and circumstances of the Trust and without assigning relative weight to any factor or identifying any factor as determinative.

In approving the continuation of the Advisory Agreement, the Board reviewed the nature, extent and quality of advisory services and administrative services provided by the Advisor, including the performance achieved by the Advisor for the Trust in varying market environments. The Board also considered the consistency of the Advisor’s investment decision-making process, the experience of the Advisor’s personnel and the continuing commitment of the Advisor’s senior management to the operation and management of the Trust. The Board also considered the administrative resources devoted by the Advisor to oversight of the Trust’s operations, without separate charge to the Trust. The Board also considered the Trust’s strategic focus on providing income to its shareholders and current economic trends and conditions. In reviewing the Trust’s performance, the Board considered information relating to the reported performance and expenses of comparable closed-end equity funds (“peer group funds”) and the Advisor’s view as to the reasons for performance differences, including the Trust’s global investment mandate and its minimal use of leverage as compared to certain of the peer group funds. The Board also considered longer-term data and trend analyses, as well as a description of the Advisor’s internal models and stock selection processes. The Board concluded that the quality of the services provided to the Trust by the Advisor, including the performance achieved for the Trust, was satisfactory and supported the continued retention of the Advisor by the Trust.

The Board also considered the level of compensation to which the Advisor is entitled under the Advisory Agreement and concluded that fees paid to the Advisor by the Trust are not excessive and that the advisory fee rate is reasonable under the circumstances of the Trust. In reaching this conclusion, the Board considered the Trust’s advisory fee structure and the methodology with which the Advisor’s fee is calculated, the limited potential for a closed-end fund such as the Trust to realize of economies of scale and fee structures that incorporate fee reductions as assets increase. The Board also considered information provided by the Advisor with respect to the profits realized by the Advisor as a result of its services to the Trust, including the factors considered by the Advisor in determining such profits, and the Advisor’s profitability in connection with its management of other advisory accounts. The Board also considered the fact that the Trust’s advisory fee had remained comparable to that of peer group funds (some of which funds are charged separately for administrative services provided by their investment managers) and lower than the average of the equity closed-end fund universe generally, while its expense ratio remained lower than that of most peer group funds and the equity closed-end fund universe generally.

24	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) concluded

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170, Phone Number: (866) 221-1580.

ANNUAL REPORT 2015	25

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES

T. RITSON FERGUSON

ASUKA NAKAHARA

FREDERICK S. HAMMER

RICHARD L. SUTTON

JOHN R. BARTHOLDSON

OFFICERS

T. RITSON FERGUSON

PRESIDENT AND CHIEF EXECUTIVE OFFICER

JONATHAN A. BLOME

CHIEF FINANCIAL OFFICER

WILLIAM E. ZITELLI

CHIEF COMPLIANCE OFFICER AND SECRETARY

INVESTMENT ADVISOR

CBRE CLARION SECURITIES LLC

201 KING OF PRUSSIA ROAD, SUITE 600

RADNOR, PA 19087

888-711-4272

ADMINISTRATOR AND CUSTODIAN

THE BANK OF NEW YORK MELLON

NEW YORK, NEW YORK

TRANSFER AGENT

COMPUTERSHARE

COLLEGE STATION, TEXAS

LEGAL COUNSEL

MORGAN, LEWIS & BOKIUS LLP

WASHINGTON, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PHILADELPHIA, PENNSYLVANIA

Item 2. Code of Ethics.

(a)

The Trust, as of the end of the period covered by this report, has adopted a Code of Ethics for Senior Financial Officers (the “Financial Officer Code of Ethics”) that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the Financial Officer Code of Ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party, and that relates to any element of the code of ethics description.

(d)

The Trust has not granted any waivers, including an implicit waiver, from a provision of the Financial Officer Code of Ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Trust’s Financial Officer Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, each member of the committee is financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. In addition, the Board has determined that John R. Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $63,100 for 2015 and $45,000 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $25,000 for 2015 and $22,500 for 2014. Services include income tax return services including the review and signing of the Trust’s Form 1120-RIC as prepared by the Trust’s administrator.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)

(i) The Trust has an Audit Committee Charter in place (the “Charter”) that governs the pre-approval by the Trust’s Audit Committee of all engagements for audit services and all Covered Non-Audit Engagements (as defined in the Charter) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Related Entities” (as defined below). Each calendar year, the Audit Committee will review and re-approve the Charter, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved, or both.

“Related Entities” means (i) CBRE Clarion Securities LLC (the “Advisor”) or (ii) any entity controlling, controlled by or under common control with the Advisor.

Pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust. Such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in the Charter. The Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the Securities and Exchange Commission (“SEC”) or the NYSE, in accordance with the Sarbanes Oxley Act.

Requests for pre-approval of Covered Non-Audit Engagements are submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests must include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the

Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee Financial Expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $10,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment advisor or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

(e)(2)	100% of the services described in each of paragraphs (b) through (d) of this Item that were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, and rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust for each of the last two fiscal years of the Trust was $298,625 for 2015 and $353,640 for 2014.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Trust has a separately designated audit committee consisting of all the independent trustees of the Trust. The members of the audit committee are: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John R. Bartholdson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting procedures of the Advisor. The Trust’s and the Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	As of March 4, 2016:

T. Ritson Ferguson

Principal, Chief Executive Officer and Co-Chief Investment Officer, CBRE Clarion Securities LLC since

1992

Steven D. Burton

Principal, and Co-Chief Investment Officer, CBRE Clarion Securities LLC since

1995

Joseph P. Smith

Principal, President and Co-Chief Investment Officer, CBRE Clarion Securities LLC since

1997

Other Accounts Managed (as of December 31, 2015). The Portfolio Managers are also collectively responsible for the day-to-day management of the Advisor’s other accounts, as indicated by the following table.

Name of Portfolio Managers	Type of Accounts	Number of Accounts Managed	Total Assets in the Accounts	Managed with Advisory Fee Based on Performance	Managed with Advisory Fee Based on Performance
T. Ritson Ferguson	Registered Investment Companies	16	$11,400,986.746	0	$0
	Other Pooled Investment Vehicles	25	$3,620,046.978	0	$0
	Other Accounts	64	$5,736,952.945	7	$1,686,678.982
Steven D. Burton	Registered Investment Companies	11	$9,278,951.826	0	$0
	Other Pooled Investment Vehicles	20	$3,198,757.434	0	$0
	Other Accounts	49	$4,583,156.977	7	$1,686,678.982
Joseph P. Smith	Registered Investment Companies	14	$11,347,331.979	0	$0
	Other Pooled Investment Vehicles	22	$3,172,703.731	0	$0
	Other Accounts	63	$5,141,076.573	7	$1,686,678.982

            Potential Conflicts of Interests

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust. These other accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Trust maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

(a)(3)     Compensation Structure of Portfolio Manager(s) or Management Team Members

Base Salary— Each portfolio manager receives a base salary. Base salaries have been established at a competitive market levels and are set forth in the portfolio manager’s employment agreement. An annual adjustment is made based on changes in the consumer price index. Base salaries are be reviewed periodically by the CBRE Clarion Compensation Committee and its Board of Directors, but adjustments are expected to be relatively infrequent.

Bonus— Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the portfolio manager’s contribution to the team, firm, and overall investment process. Each of the portfolio managers is a member of the Committee. Incentive compensation allocations are reported to the Board of Directors, but the Board’s approval is not required with one exception. Since Mr. Ferguson is the firm’s Chief Executive and also a Director, the remaining Directors are required to approve his incentive compensation award.

Deferred Compensation— CBRE Clarion requires deferral of a percentage of incentive compensation exceeding a certain threshold in respect of a single fiscal year. The Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth and to encourage continued cooperation among key employees in providing services to CBRE Clarion’s clients. The value of deferred bonus amounts is tied to the performance of CBRE Clarion investment funds chosen by the Compensation Committee; provided, that the Committee may elect to leave a portion of the assets uninvested. Deferred compensation vests incrementally, one-third after 2 years, 3 years and 4 years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause or conduct detrimental to the firm.

Profit Participation— Each of the portfolio managers is a principal and owns shares of the firm. The firm distributes its income to its owners each year, so each portfolio manager receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.

Other Compensation— Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Group’s 401(k) plan.

Portfolio manager compensation is not based on the performance of any particular account, including the Fund, nor is compensation based on the level of Fund assets.

(a)(4)     Disclosure of Securities Ownership

The following table indicates the dollar range of securities of the Trust beneficially owned by the Portfolio Managers as of December 31, 2015.

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned

T. Ritson Ferguson	$100,001-$500,000

Steven D. Burton	$100,001-$500,000

Joseph P. Smith	$10,001-$50,000

(b)	Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Financial Officer Code of Ethics.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Proxy Voting Policies and Procedures.

(d)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1)

The Trust has received exceptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CBRE Clarion Global Real Estate Income Fund

By (Signature and Title)*	/s/ T. Ritson Ferguson
T. Ritson Ferguson
President and Chief Executive Officer

Date	3/4/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ T. Ritson Ferguson
T. Ritson Ferguson
President and Chief Executive Officer

Date	3/4/2016

By (Signature and Title)*	/s/ Jonathan A. Blome
Jonathan A. Blome
Chief Financial Officer

Date	3/4/2016

* Print the name and title of each signing officer under his or her signature.